Exhibit 99.4


               SYSCOMM INTERNATIONAL CORPORATION AND SUBSIDIARIES
                               UNAUDITED PRO FORMA
              CONDENSED COMBINED FINANCIAL STATEMENTS INTRODUCTION



         The accompanying unaudited pro forma condensed combined financial statements reflect the consolidated financial position of SysComm International Corporation and subsidiaries ("the Company") as of September 30, 2000, and the results of its condensed consolidated operations for the year then ended after giving effect to the acquisition of Information Products Center, Inc. ("IPC"), as described further below. The unaudited pro forma condensed combined balance sheet is based on the historical balance sheet of the Company and gives effect to the acquisition of IPC on September 30, 2000. The unaudited pro forma condensed combined statement of operations for the year ended September 30, 2000 gives effect to the acquisition of IPC as if it had occurred on October 1, 1999. Both the Company's and IPC's fiscal year ended on September 30, 2000.

         The pro forma adjustments do not reflect any operating efficiencies and cost savings which may be achievable with respect to the combined companies. The pro forma adjustments do not include any adjustments to historical sales for any future price changes nor any adjustments to selling and marketing expenses for any future operating changes.

         On December 14, 2000, pursuant to the terms of a Stock Purchase Agreement, as amended, between us and Applied Digital Solutions, we acquired fifty-one percent (51%) of the outstanding shares of common stock of Information Products Center, Inc., a New Jersey corporation ("IPC"). The purchase price for the shares of IPC was approximately $2,075,000, payable $1,821,000 in cash and $254,000 by promissory note. On December 15, 2000, pursuant to the terms of a Stock Purchase Agreement between us and Applied Digital Solutions, we acquired the remaining forty-nine percent (49%) of the outstanding shares of common stock of IPC for approximately $2,400,000, payable by promissory note. The purchase price of IPC was assigned to the assets acquired and the liabilities assumed based on their estimated fair values at the acquisition date, which approximated their book values, using the purchase method of accounting. Based upon such allocations, the aggregate purchase price exceeded the estimated fair value of the net assets acquired resulting in goodwill of approximately $2,444,000 in value which is being amortized on a straight-line basis over 20 years.

     The assets of Information Products Center acquired indirectly by us include, without limitation, physical property. For the foreseeable future, we intend to utilize those assets in connection with the operations of the business of Information Products Center.


               SysComm International Corporation and Subsidiaries
              Unaudited Pro Forma Condensed Combined Balance Sheet
                               September 30, 2000
--------------------------------------------------------------------------------------------------------------------
                                                  SysComm         Information
                                               International       Products
                                                Corporation      Center, Inc.                           Pro Forma
                                                Historical         Historical                            Combined
                                               September 30,     September 30,     Acquisition         September 30,
                                                   2000               2000         Adjustments             2000
                                               --------------------------------------------------      -------------
ASSETS
Current Assets
  Cash and cash equivalents                     $  1,038,540      $    93,152     $ (1,823,361)(A)     $   (691,669)
  Accounts receivable, net                         9,802,460        5,550,063               --           15,352,523
  Inventory                                          404,505          456,300               --              860,805
  Prepaid expenses                                    42,391               --               --               42,391
  Deferred income taxes                              198,135               --               --              198,135
  Due from parent company                                 --           77,500               --               77,500
  Other current assets                                    --          315,172               --              315,172
                                                ------------------------------------------------       -------------
    Total Current Assets                          11,486,031        6,492,187       (1,823,361)          16,154,857
Property, plant and equipment, net                 3,298,074          157,304               --            3,455,378
Goodwill, net                                             --               --        2,444,017 (A)        2,444,017
Other assets                                         471,188           24,357               --              495,545
Deferred income taxes                                375,395               --               --              375,395
                                                ------------------------------------------------       -------------
                                                $ 15,630,688      $ 6,673,848     $    620,656         $ 22,925,192
                                                ================================================       =============



                         LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
  Accounts payable and accrued expenses         $  5,131,425      $ 1,699,221     $     75,000 (B)     $  6,905,646
  Deferred revenue                                        --           38,787               --               38,787
  Due to parent company                                   --        2,829,857               --            2,829,857
  Current portion of long-term debt                  278,758               --               --              278,758
  Income taxes payable                                13,011               --               --               13,011
                                                ------------------------------------------------       -------------
    Total Current Liabilities                      5,423,194        4,567,865           75,000           10,066,059
Long-Term Debt                                       999,473               --        2,726,639 (A)        3,651,112
                                                ------------------------------------------------       -------------
    Total Liabilities                              6,422,667        4,567,865        2,726,639           13,717,171
                                                ------------------------------------------------       -------------

Commitments and Contingencies                             --               --                --                  --
                                                ------------------------------------------------       -------------
Stockholders' Equity
Preferred shares                                          --               --                --                  --
Common stock                                          55,549              100             (100)(C)           55,549
Additional paid-in capital                         6,502,197          649,900         (649,900)(C)        6,502,197
Retained earnings                                  3,562,151        1,455,983       (1,455,983)(C)        3,562,151
Treasury stock                                      (911,876)              --                --            (911,876)
                                                ------------------------------------------------       -------------
    Total Stockholders' Equity                     9,208,021        2,105,983       (2,105,983)           9,208,021
                                                ------------------------------------------------       -------------
                                                $ 15,630,688      $ 6,673,848     $    620,656         $ 22,925,192
                                                ================================================       =============


See accompanying notes and pro forma adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet.

                     Notes and Pro Forma Adjustments to the
   Unaudited Pro Forma Condensed Combined Balance Sheet at September 30, 2000



         The unaudited pro forma condensed combined balance sheet at September 30, 2000 gives effect to the financial position as if the acquisition of IPC occurred on September 30, 2000.


(A) The adjustment to goodwill represents the amount required to reflect the goodwill associated with the excess of the purchase price paid by the Company over the sum of the amounts assigned to identifiable assets acquired and liabilities assumed. It is assumed that the new book basis of the acquired net tangible assets and liabilities approximates the historical valuation of IPC's tangible assets and liabilities, using the purchase method of accounting. Under these assumptions, the purchase consideration and related goodwill is as follows:

           Cash paid to Selling IPC Shareholder                      $ 1,823,361
           Notes given to Selling IPC Shareholder                      2,651,639
           Estimated Transaction Costs                                    75,000
                                                                     -----------
           Acquisition consideration                                   4,550,000
           Net Tangible Assets Acquired                                2,105,983
                                                                     -----------
                    Goodwill                                         $ 2,444,017
                                                                     ===========

(B) The accrued expense adjustment represents the accrued estimated transaction costs to be incurred as the acquisition is completed. The costs are primarily for financial advisory, legal, accounting, printing and similar expenses.

(C) The stockholders' equity adjustment represents the elimination of IPC's historical equity accounts.


               SysComm International Corporation and Subsidiaries
         Unaudited Pro Forma Condensed Combined Statement of Operations
                 For the twelve months ended September 30, 2000
----------------------------------------------------------------------------------------------------------------------
                                                  SysComm         Information
                                               International       Products
                                                Corporation      Center, Inc.                           Pro Forma
                                                Historical         Historical                            Combined
                                               September 30,     September 30,     Acquisition         September 30,
                                                   2000               2000         Adjustments             2000
                                               --------------------------------------------------      -------------

Net operating revenue                           $ 40,689,842      $23,332,267      $      --           $ 64,022,109
Cost of goods sold                                36,116,860       19,234,341             --             55,351,201
                                                ----------------------------------------------         ------------
Gross profit
                                                   4,572,982        4,097,926             --              8,670,908
Selling, general and administrative expenses       6,411,059        3,138,101             --              9,549,160
Depreciation and amortization                        308,365           37,027        144,468  (D)           489,860
Interest and other income                           (110,534)              --             --               (110,534)
Interest and other expense                           155,592           72,268        212,131  (E)           439,991
                                                ----------------------------------------------         -------------
Income (loss) before provision (benefit) for
income taxes                                      (2,191,500)         850,530       (356,599)            (1,697,569)
Provision (benefit) for income taxes                (231,440)         405,178       (358,785) (F)          (185,047)
                                                ----------------------------------------------         -------------
Net income (loss)                               $ (1,960,060)      $  445,352      $   2,186           $ (1,512,522)
                                                ==============================================         =============
Earnings per common share - basic               $      (0.42)                                             $   (0.32)
Earnings per share - diluted                    $      (0.42)                                             $   (0.32)
Weighted average number of common                  4,694,306                                              4,694,306
   shares outstanding - basic
Weighted average number of common                  4,694,306                                              4,694,306
   shares outstanding - diluted


See accompanying notes and pro forma adjustments to Unaudited Pro Forma Condensed Combined Statement of Operations.

                Notes and Pro Forma Adjustments to the Unaudited
        Pro Forma Condensed Combined Statement of Operations for the Year
                            Ended September 30, 2000



         The unaudited pro forma condensed combined statement of operations for the year ended September 30, 2000 gives effect to the consolidated results of operations for the year ended September 30, 2000 as if the acquisition of IPC occurred on October 1, 1999.

(D) The $144,468 increase in depreciation and amortization expense represents the estimated amount of goodwill amortization expense to be recorded assuming straight line amortization of the $2,889,369 of goodwill (determined as the difference between the purchase price and IPC's net book value at October 1, 1999) related to the IPC acquisition over a twenty year period.

(E) The $212,131 increase in interest expense represents the increase to interest expense associated with debt issued in connection with the purchase of IPC, based upon the $2,651,639 of notes issued to the seller at closing at an 8.0% interest rate. The interest rate was negotiated by buyer and seller in an arms-length transaction.

(F) The $(358,785) adjustment to the provision for income taxes results from providing for taxes at the Company's effective tax rate of 10.6% (net federal and state) against the pre-tax pro-forma income before provision for income taxes calculated as follows:

         SysComm (loss) before taxes                                $(2,191,500)
         IPC income before taxes                                        850,530
                                                                    ------------
         Combined (loss) before taxes                                (1,340,970)
         Less: Deductible interest expense                             (212,131)
         Less: Deductible goodwill amortization
               (amortized over 15 years)                               (192,625)
                                                                    ------------
         Pro Forma taxable (loss)                                    (1,745,726)
         SysComm's effective tax rate                                      10.6%
                                                                    ------------
         Consolidated tax benefit                                      (185,047)
         SysComm and IPC Tax provision                                  173,738
                                                                    ------------
         Acquisition adjustment                                     $  (358,785)
                                                                    ============